Dreyfus
New York
Tax Exempt
Intermediate
Bond Fund
Semi-Annual Report

November 30, 1996

Dreyfus New York Tax Exempt Intermediate Bond Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

      We are pleased to provide you with this report on the Dreyfus New York Tax Exempt Intermediate Bond Fund. For its semi-annual reporting period ended November 30, 1996, your Fund achieved a total return of 5.66 %.* Income dividends exempt from Federal, State of New York and New York City personal income taxes of approximately $.418 per share were paid,** which is equivalent to an annualized tax-free distribution rate per share of 4.56 %.***


THE ECONOMY
      For much of the year, investors were fearful that inflation would accelerate should tightening labor markets lead to pressure to increase wages and, ultimately, higher prices. This was of particular concern earlier in the year because of the robust rate of new job growth at that time. More specifically, it was expected that signs of any potential upsurge in inflation would cause the Federal Reserve Board (the "Fed") to tighten monetary policy. However, during the summer, the economy's growth rate slowed by more than half of its 4.7% growth rate in the second quarter. The pace of job creation also slowed, reducing the likelihood that the tightening employment market would lead to inflation-inducing wage increases. About 150,000 jobs per month over the past three months have been added to the employment rolls compared to an average rate of over 250,000 during the spring and early summer months. The unemployment rate has declined all year (the rate is now at 5.2%, near a seven-year low), yet wage increases have remained under control. The Employment Cost Index, a broad measure of wage and benefit growth, has risen a modest 2.8% over the past year, about the same as the year before when the Index increased 2.7%. Inflation has remained subdued throughout the reporting period. The Consumer Price Index continues to show an inflation level at an annual rate of 3%, while the Producer Price Index shows scant evidence of price pressures in the production pipeline. The Fed has held short-term interest rates steady since January, when it reduced its Federal Funds target rate to 5.25% from 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.)

      With both low unemployment and low inflation, measures of consumer confidence remain high. The Index of Leading Economic Indicators, an index compiled by the Conference Board (a private economic research group) has reached record high levels every month since June. Retail sales show signs of moderate expansion after having slowed over the summer when consumers paid off more credit card debt than they borrowed. On the production side of the economy, output from the nation's factories has slowed somewhat from its pace earlier in the year. With a capacity utilization rate of under 83%, there appears to be little indication of any production bottlenecks that could lead to shortages and higher prices.


MARKET ENVIRONMENT
      The municipal bond market, like its taxable counterparts, has been buffeted by unprecedented price volatility during the past year. The market continues to focus on the periodic releases of key economic data, and this has resulted in large and dramatic swings in bond prices and yields. The 30-year U.S. Treasury bond fluctuated around the 7% level until mid-October when the market established a new trading range as the Treasury bond market rallied to 6.45%. The municipal market was able to stabilize, aided by strong retail support reflected in strengthening demand for municipal bonds.

      The decision of the Federal Reserve's Open Market Committee to maintain a hands-off policy toward interest rates has enabled the fixed-income markets to turn in a strong performance during the fourth quarter. Currently, the market has settled into a trading range with a bias towards lower rates and we anticipate that this environment will continue through year-end. Of course, past performance is no guarantee of future results.

THE PORTFOLIO
      The Fund continues to focus on improving the call protection, structure and creditworthiness of its holdings. As market perceptions changed, we moved out of some of the defensive paper that had been purchased during earlier volatile periods and extended our duration. Opportunities to enhance yield through the purchase of lower-rated paper are severely limited, as lack of such supply has tightened the spread relationship to better quality paper. In a state-specific fund, the ongoing challenge is to provide meaningful diversification; New York's new issue supply tends to come at specific times during the year and then we will have long periods when paper is scarce. Therefore, we try to take advantage of the heavy supply periods, since often, as we saw during December, heavy supply will provide some attractive buying opportunities. As of late, we have been inclined to realize some of the gains that have resulted from the price performance in bonds with discount coupons.

      Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate you continued confidence in the Fund and in the Dreyfus Corporation.



                                      Very truly yours,







                                      Richard J. Moynihan
                                      Director, Municipal Portfolio Management
                                      The Dreyfus Corporation
December 20, 1996
New York, N.Y.


  *Total return includes reinvestment of dividends and any capital gains paid. **Some income may be subject to state and local taxes for non-New York residents and for certain shareholders to the Federal Alternative Minimum Tax
  (AMT).
***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

Dreyfus New York Tax Exempt Intermediate Bond Fund
--------------------------------------------------------------------------------
Statement of Investments            November 30, 1996 (Unaudited)


                                                                                  Principal
Long-Term Municipal Investments--98.6%                                              Amount              Value
-----------------------------------------------------------------------------    ------------      -----------------
New York--89.4%
Albany Parking Authority, Parking Revenue, Refunding:
   6.50%, 11/1/2004..........................................................   $  1,000,000      $   1,087,750
   6.70%, 11/1/2006..........................................................      1,000,000          1,091,550
Buffalo Municipal Water Finance Authority, Water System Revenue
   5.50%, 7/1/2005 (Insured; FSA)............................................      1,200,000          1,273,680
City University of New York, COP, Refunding (John Jay College)
   5%, 8/15/2002.............................................................      6,770,000          6,790,852
Development Authority of the North Country, Solid Waste Management System Revenue
   6.40%, 7/1/2000 (Prerefunded 7/1/1999) (a)................................        605,000            649,776
Franklin Solid Waste Management Authority, Solid Waste System Revenue
   6%, 6/1/2005 (Prerefunded 6/1/2003) (a)...................................      1,515,000          1,655,183
Housing New York Corp., Revenue, Refunding 5.25%, 11/1/2007..................      5,500,000          5,530,910
Metropolitan Transportation Authority:
   Service Contract Transit Facilities
     7.25%, 7/1/1998.........................................................      2,550,000          2,669,085
   Transit Facilities Revenue, Refunding:
     5.10%, 7/1/2004 (Insured; AMBAC)........................................      1,255,000          1,298,423
     5.30%, 7/1/2006 (Insured; AMBAC)........................................      3,500,000          3,659,075
Municipal Assistance Corp. for the City of New York, Refunding:
   6%, 7/1/2005..............................................................      9,000,000          9,841,860
   6%, 7/1/2006..............................................................      7,000,000          7,692,790
Nassau County, Refunding (Combined Sewer Districts)
   5.30%, 7/1/2006 (Insured; MBIA)...........................................      4,860,000          5,092,357
New York City, Refunding:
   5.75%, 8/1/2002 (Insured; MBIA)...........................................      4,200,000          4,458,678
   6.25%, 8/1/2009...........................................................      3,225,000          3,340,616
   6.25%, 8/1/2009...........................................................      4,150,000          4,320,648
   5.90%, 8/1/2010...........................................................      5,000,000          5,017,950
New York City Housing Development Corp., MFHR
   5.50%, 11/1/2009..........................................................      6,750,000          6,806,632
New York City Industrial Development Agency, Revenue:
   Civic Facility
     (YMCA of Greater New York Project) 7.25%, 8/1/1999......................      1,400,000          1,473,710
   Industrial Development:
     8%, Series I, 11/16/1998 (LOC; Algemene Bank Nederland) (b).............        575,000            580,537
     8%, Series J, 11/16/1998 (LOC; Algemene Bank Nederland) (b).............      1,120,000          1,130,786
New York City Municipal Water Finance Authority, Water and Sewer System Revenue:
   5.55%, 6/15/2001..........................................................      1,500,000          1,564,665
   6.60%, 6/15/2002..........................................................      1,495,000          1,627,831
   6.60%, 6/15/2002 (Prerefunded 6/15/2001) (a)..............................      1,505,000          1,656,975
   5.375%, 6/15/2007 (Insured; AMBAC) (c)....................................      7,895,000          8,104,139
   5.625%, 6/15/2011.........................................................      4,000,000          4,051,280

Dreyfus New York Tax Exempt Intermediate Bond Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)            November 30, 1996 (Unaudited)


                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount              Value
-----------------------------------------------------------------------------    ------------      -----------------
New York (continued)
New York State:
   6.75%, 11/15/2000.........................................................    $ 2,000,000        $ 2,180,860
   Refunding:
     5.50%, 8/15/2006........................................................      4,300,000          4,539,682
     5.40%, 10/1/2008........................................................      1,430,000          1,471,885
New York State Dormitory Authority, Revenue:
   (City University):
     5.20%, 7/1/2005.........................................................      5,690,000          5,724,993
     5.25%, 7/1/2006.........................................................      3,000,000          3,013,320
     5.25%, 7/1/2006 (Insured; FGIC).........................................      3,000,000          3,115,500
     5.75%, 7/1/2009.........................................................      8,085,000          8,240,636
   (Columbia University) 5.50%, 7/1/2005.....................................      3,045,000          3,243,077
   (Cornell University), Refunding 5.40%, 7/1/2009...........................      4,000,000          4,155,320
   Court Facilities Lease 5.50%, 5/15/2010...................................      4,995,000          4,924,870
   (Department of Health):
     6%, 7/1/2005............................................................      2,500,000          2,644,100
     6%, 7/1/2006............................................................      2,350,000          2,483,151
     Refunding 5.50%, 7/1/2005...............................................      1,000,000          1,026,790
   (Devereux Foundation), Refunding 5%, 7/1/2010 (Insured; MBIA).............      3,655,000          3,621,082
   (Highland Community Development Corp.)
     5.50%, 7/1/2001 (LOC; Marine Midland Bank) (b)..........................      3,500,000          3,569,370
   (State University Educational Facilities):
     6.10%, 5/15/2005........................................................      2,630,000          2,807,735
     6.10%, 5/15/2008........................................................      2,000,000          2,098,360
     7.70%, 5/15/2012 (Prerefunded 5/15/2000) (a)............................      3,850,000          4,355,120
New York State Energy Research and Development Authority,
   State Service Contract Revenue (Western New York Nuclear Service Center Project):
   5.25%, 4/1/2003...........................................................      5,345,000          5,574,087
   5.375%, 4/1/2004..........................................................      1,500,000          1,575,900
   5.40%, 4/1/2005...........................................................      2,000,000          2,103,280
New York State Environmental Facilities Corp.:
   PCR:
     Special Obligation:
       (Riverbank State Park) 7.10%, 4/1/2002................................      1,130,000          1,236,785
       (State Park Infrastructure) 5.75%, 3/15/2008..........................      2,475,000          2,560,338
     (State Water Revolving Fund):
       3.90%, 2/15/2000......................................................     10,000,000          9,899,900
       7.30%, 6/15/2001......................................................      4,000,000          4,450,920
       6.30%, 6/15/2002......................................................      3,000,000          3,273,060
       6.20%, 3/15/2004......................................................      1,700,000          1,872,006
       (New York Municipal Water Finance Authority Project)
         6.35%, 6/15/2006....................................................      2,000,000          2,229,340

Dreyfus New York Tax Exempt Intermediate Bond Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)            November 30, 1996 (Unaudited)


                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount              Value
-----------------------------------------------------------------------------    ------------      -----------------
New York (continued)
New York State Housing Finance Agency, Revenue, Refunding:
   (Health Facilities - New York City):
     7.90%, 11/1/1999........................................................    $ 1,770,000        $ 1,882,147
     6.375%, 11/1/2003.......................................................      3,000,000          3,206,160
     6%, 11/1/2006...........................................................     12,450,000         12,959,205
   (Housing Mortgage Project)
     5.875%, 11/1/2010 (Insured; FSA)........................................      4,000,000          4,118,920
New York State Local Government Assistance Corp.:
   6.70%, 4/1/2000...........................................................      2,490,000          2,674,633
   6.75%, 4/1/2002...........................................................      2,500,000          2,749,050
   Refunding 5%, 4/1/2009 (Insured; AMBAC) (d)...............................      5,000,000          4,970,100
New York State Medical Care Facilities Finance Agency, Revenue:
   Hospital and Nursing Home 5.875%, 2/15/2008 (Insured; FHA)................      2,215,000          2,309,935
   (Mortgage Project) 5.40%, 8/15/2005 (Insured; FHA)........................      1,845,000          1,933,615
New York State Mortgage Agency, Revenue, (Homeowner Mortgage)
   6.15%, 10/1/2001..........................................................      1,225,000          1,283,825
New York State Power Authority,
   General Purpose Revenue:
     6.50%, 1/1/2004.........................................................      2,735,000          2,974,641
     Refunding 5%, 1/1/2007..................................................      5,000,000          5,037,800
New York State Thruway Authority:
   (Emergency Highway Reconditioning and Preservation)
     6%, 1/1/2002............................................................      2,000,000          2,148,640
   General Revenue 5.70%, 1/1/2008 (Insured; FGIC)...........................      3,000,000          3,166,350
   (Highway and Bridge Trust Fund) 5.30%, 4/1/2010 (Insured; AMBAC)..........      2,680,000          2,699,564
   (Local Highway and Bridge Service Contract):
     5.40%, 4/1/2003.........................................................      6,195,000          6,385,434
     5.50%, 4/1/2004.........................................................      1,130,000          1,169,889
     5.625%, 4/1/2007........................................................      3,315,000          3,415,610
     5.90%, 4/1/2007.........................................................      7,000,000          7,384,090
     5.75%, 4/1/2008.........................................................      3,200,000          3,297,600
     5.90%, 4/1/2008.........................................................      6,675,000          6,993,331
New York State Urban Development Corp.:
   Project Revenue (Cornell Center for Theory and Simulation Science and
     Engineering Grant) 5.90%, 1/1/2007......................................      2,735,000          2,802,801
   Refunding, Project (Onondaga County Convention):
     6.25%, 1/1/2007.........................................................      1,725,000          1,836,418
     6.25%, 1/1/2008.........................................................      1,830,000          1,941,136
     6.25%, 1/1/2009.........................................................      1,950,000          2,046,954
     6.25%, 1/1/2010.........................................................      2,065,000          2,153,836
   Revenue (Correctional Capital Facilities)
     6%, 1/1/2005............................................................      5,165,000          5,424,283
   (State Facilities) Refunding 5.50%, 4/1/2007..............................      3,000,000          3,068,640

Dreyfus New York Tax Exempt Intermediate Bond Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)            November 30, 1996 (Unaudited)


                                                                                  Principal
Long-Term Municipal Investments (continued)                                        Amount              Value
-----------------------------------------------------------------------------    ------------      -----------------
New York (continued)
Onondaga County Industrial Development Agency, PCR, Refunding
   (Anheuser-Busch Co. Inc. Project) 6.625%, 8/1/2006........................    $ 4,000,000        $ 4,439,840
Port Authority of New York and New Jersey
   (Consolidated Bonds 73rd Series) 6.75%, 10/15/2006........................      2,000,000          2,172,160
Rensselaer Industrial Development Agency, IDR (Albany International Corp.)
   7.55%, 6/1/2007 (LOC; Norstar Bank) (b)...................................      2,000,000          2,313,480
Suffolk County Industrial Development Agency, IDR (Metavac Inc. Facilities)
   7.25%, 12/1/1999 (LOC; Bank of Tokyo) (b).................................      1,310,000          1,351,645
Suffolk County Water Authority, Waterworks Revenue Refunding:
   5.10%, 6/1/2003 (Insured; MBIA)...........................................      3,545,000          3,674,924
   5.10%, 6/1/2004 (Insured; MBIA)...........................................      4,500,000          4,660,200
Syracuse:
   COP
     (Syracuse Hancock International Airport):
       6.50%, 1/1/2004.......................................................      1,045,000          1,137,263
       6.60%, 1/1/2005.......................................................      1,105,000          1,207,224
       6.70%, 1/1/2007.......................................................      1,210,000          1,315,899
   Public Improvement:
     5.70%, 6/15/2004........................................................      1,850,000          1,988,158
     5.70%, 6/15/2005........................................................      1,830,000          1,958,246
Syracuse Industrial Development Agency, Pilot Revenue, Refunding
   5.125%, 10/15/2002 (LOC; ABN AMRO Bank) (b)...............................      3,000,000          3,031,200
Ulster County Resource Recovery Agency, Solid Waste System Revenue 5.90%, 3/1/2007 1,235,000          1,244,732
Westchester County Industrial Development Agency, RRR, Refunding
   (Resco Company Project) 5.50%, 7/1/2006...................................      2,850,000          2,996,319

U.S. Related--9.2%
Guam 5.625%, 9/1/2002........................................................      5,000,000          5,057,250
Puerto Rico Aqueduct and Sewer Authority, Revenue, Refunding
   5.20%, 7/1/2008...........................................................     10,000,000         10,006,400
Puerto Rico Highway and Transportation Authority, Highway Revenue
   6.25%, 7/1/2007 (Insured; MBIA)...........................................      3,500,000          3,943,625
Puerto Rico Public Buildings Authority,
   Revenue Guaranteed Government Facilities
   6.25%. 7/1/2008 (Insured; AMBAC)..........................................      3,730,000          4,204,493
Puerto Rico Telephone Authority, Revenue
   6.829%, 1/25/2007 (Insured; MBIA) (e) ....................................      3,925,000          4,057,469
Virgin Islands, Subordinated Special Tax (Insurance Claims Fund Program,
   GO Matching Fund) 5.65%, 10/1/2003........................................      4,075,000          4,209,842
Virgin Islands Port Authority, Airport Revenue (Cyril E. King Airport Project)
   7.875%, 10/1/1997.........................................................        530,000            545,492
Virgin Islands Public Finance Authority, Revenue, Refunding
   Matching Fund Loan Notes 6.80%, 10/1/2000.................................      1,500,000          1,593,975
                                                                                                  -------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $345,559,706).......................................................                      $359,603,648
                                                                                                  =============

Dreyfus New York Tax Exempt Intermediate Bond Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)            November 30, 1996 (Unaudited)


                                                                                  Principal
Short-Term Municipal Investments--1.4%                                              Amount              Value
-----------------------------------------------------------------------------    ------------      -----------------
New York:
New York City, VRDN 4% (LOC; Morgan Guaranty Trust Co.) (b,f)................    $ 3,000,000        $ 3,000,000
New York State, Research and Development Authority, PCR, VRDN
   (New York State Electic and Gas Co.) 4.25% (LOC; Union Bank of
     Switzerland) (b,f)......................................................      2,100,000          2,100,000
                                                                                                  -------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $5,100,000).........................................................                       $ 5,100,000
                                                                                                  =============

TOTAL INVESTMENTS--100.0%
   (cost $ 350,659,706)......................................................                      $364,703,648
                                                                                                  =============

Summary of Abbreviations
--------------------------------------------------------------------------------

AMBAC      American Municipal Bond Assurance Corporation    LOC        Letter of Credit
COP        Certificate of Participation                     MBIA       Municipal Bond Investors Assurance
FGIC       Financial Guaranty Insurance Company                            Insurance Corporation
FHA        Federal Housing Administration                   MFHR       Multi-Family Housing Revenue
FSA        Financial Security Assurance                     PCR        Pollution Control Revenue
GO         General Obligation                               RRR        Resources Recovery Revenue
IDR        Industrial Development Revenue                   VRDN       Variable Rate Demand Notes



Summary of Combined Ratings
--------------------------------------------------------------------------------

Fitch (g)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
AAA                            Aaa                            AAA                                28.6%
AA                             Aa                             AA                                 18.2
A                              A                              A                                  20.0
BBB                            Baa                            BBB                                28.9
F1                             MIG1/P1                        SP1/A1                              1.4
Not Rated (h)                  Not Rated (h)                  Not Rated (h)                       2.9
                                                                                                ------
                                                                                                100.0%
                                                                                                ------
                                                                                                ------

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Secured by letters of credit.
(c) Wholly held by custodian as collateral for delayed-delivery security.
(d) Purchased on a delayed-delivery basis.
(e) Inverse Floater Security -- the interest rate is subject to change periodically.
(f) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(g) Fitch currently provides creditworthiness information for a limited number of investments.
(h) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be comparable quality to those rated securities in which the Fund may invest.


                       See notes to financial statements.

Dreyfus New York Tax Exempt Intermediate Bond Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities               November 30, 1996 (Unaudited)



                                                                                                    Cost            Value
                                                                                               -------------    -------------
ASSETS:                       Investments in securities--See Statement of Investments           $350,659,706     $364,703,648
                              Cash.............................................                                     2,065,674
                              Interest receivable..............................                                     5,844,890
                              Prepaid expenses and other assets................                                         6,763
                                                                                                                -------------
                                                                                                                  372,620,975
                                                                                                                -------------


LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       212,164
                              Due to Distributor...............................                                         6,622
                              Payable for investment securities purchased......                                     4,921,950
                              Accrued expenses.................................                                        73,322
                                                                                                                -------------
                                                                                                                    5,214,058
                                                                                                                -------------


NET ASSETS.....................................................................                                  $367,406,917
                                                                                                                =============


REPRESENTED BY:               Paid-in capital..................................                                  $349,754,331
                              Accumulated undistributed investment income--net..                                       44,101
                              Accumulated net realized gain (loss) on investments                                   3,564,543
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 3..........................                                   14,043,942
                                                                                                                -------------


NET ASSETS.....................................................................                                  $367,406,917
                                                                                                                =============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                    19,949,162
                                                                                                                =============


NET ASSET VALUE, offering and redemption price per share--Note 2(d).............                                       $18.42
                                                                                                                      =======






                       See notes to financial statements.

Dreyfus New York Tax Exempt Intermediate Bond Fund
--------------------------------------------------------------------------------
Statement of Operations           Six Months Ended November 30, 1996 (Unaudited)


INVESTMENT INCOME


INCOME                        Interest Income.................................                                  $  9,928,150


EXPENSES:                     Management fee--Note 2(a).........................            $ 1,092,443
                              Shareholder servicing costs--Note 2(b)............                563,623
                              Directors' fees and expenses--Note 2(c)..........                  22,898
                              Custodian fees...................................                  18,441
                              Professional fees................................                  16,196
                              Prospectus and shareholders' reports--Note 2(b)...                  7,683
                              Registration fees................................                   2,446
                              Miscellaneous....................................                  13,261
                                                                                            ------------
                                   Total Expenses..............................               1,736,991
                              Less--reduction in management fee due to
                                undertaking--Note 2(a).........................                (280,401)
                                                                                            ------------
                                   Net Expenses................................                                    1,456,590
                                                                                                                ------------



INVESTMENT INCOME--NET..........................................................                                   8,471,560



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:
                              Net realized gain (loss) on investments..........             $ 1,432,043
                              Net realized appreciation (depreciation) on investments        10,166,601
                                                                                            ------------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............................                                11,598,644
                                                                                                                ------------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                             $20,070,204
                                                                                                                ============



                       See notes to financial statements.

Dreyfus New York Tax Exempt Intermediate Bond Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                           Six Months  Ended
                                                                           November 30, 1996       Year Ended
                                                                              (Unaudited)         May 31, 1996
                                                                         --------------------     -------------
OPERATIONS:
  Investment income--net................................................    $  8,471,560          $  17,155,289
  Net realized gain (loss) on investments..............................        1,432,043              3,319,729
  Net unrealized appreciation (depreciation) on investments............       10,166,601             (7,887,728)
                                                                            --------------        --------------

      Net Increase (Decrease) in Net Assets Resulting from Operations..       20,070,204             12,587,290
                                                                            --------------        --------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................      (8,427,459)           (17,155,289)
                                                                            --------------        --------------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold........................................       27,546,593             77,525,221
  Dividends reinvested.................................................        6,957,736             14,196,245
  Cost of shares redeemed..............................................      (43,887,763)           (81,204,467)
                                                                            --------------        --------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions (9,383,434)            10,516,999
                                                                            --------------        --------------

        Total Increase (Decrease) in Net Assets........................        2,259,311              5,949,000

NET ASSETS:
  Beginning of Period..................................................      365,147,606            359,198,606
                                                                            --------------        --------------
  End of Period........................................................     $367,406,917           $365,147,606
                                                                            ==============        ==============

Undistributed investment income--net....................................    $     44,101$               --
                                                                            --------------        --------------

CAPITAL SHARE TRANSACTIONS:                                                      Shares              Shares
                                                                            --------------        --------------

  Shares sold..........................................................        1,526,219              4,275,135
  Shares issued for dividends reinvested...............................          384,745                783,299
  Shares redeemed......................................................       (2,438,687)            (4,479,706)
                                                                            --------------        --------------

      Net Increase (Decrease) in Shares Outstanding....................         (527,723)               578,728
                                                                            ==============        ==============




                       See notes to financial statements.

Dreyfus New York Tax Exempt Intermediate Bond Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                Six Months Ended
                                                November 30, 1996               Year Ended May 31,
                                                                    ------------------------------------------
PER SHARE DATA:                                    (Unaudited)       1996     1995      1994     1993    1992
                                                   -----------      ------   ------    ------   ------  ------
   Net asset value, beginning of period.......       $17.83       $18.05   $17.71    $18.06    $17.22    $16.73
                                                    -------      -------   -------   -------   -------  -------
   Investment Operations:
   Investment income--net......................         .42          .85      .86       .88       .94      1.01
   Net realized and unrealized gain (loss)
      on investments..........................          .59         (.22)     .34      (.31)      .94       .57
                                                    -------      -------   -------   -------   -------  -------
   Total from Investment Operations...........         1.01          .63     1.20       .57      1.88      1.58
                                                    -------      -------   -------   -------   -------  -------
   Distributions:
   Dividends from investment income--net.......        (.42)        (.85)    (.86)     (.89)     (.93)    (1.01)
   Dividends from net realized gain on investments       --           --       --      (.03)     (.11)     (.08)
                                                    -------      -------   -------   -------   -------  -------
   Total Distributions........................         (.42)        (.85)    (.86)     (.92)    (1.04)    (1.09)
                                                    -------      -------   -------   -------   -------  -------
   Net asset value, end of period.............       $18.42       $17.83   $18.05    $17.71    $18.06    $17.22
                                                    =======      =======   =======   =======   =======  =======
TOTAL INVESTMENT RETURN.......................        11.29%(1)     3.52%    7.04%     3.11%    11.22%     9.72%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....          .80%(1)      .84%     .96%      .89%      .85%      .85%
   Ratio of net investment income
      to average net assets...................         4.65%(1)     4.69%    4.91%     4.81%     5.25%     5.95%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager......          .15%(1)      .12%      --       .08%      .15%      .18%
   Portfolio Turnover Rate....................        18.63%(2)    47.48%   29.78%    20.19%    17.05%    28.51%
   Net Assets, end of period (000's Omitted)..     $367,407     $365,148 $359,199  $392,143  $318,139  $173,835

--------------------------------------------------------------------------------
(1)   Annualized.
(2)   Not annualized.

                       See notes to financial statements.

Dreyfus New York Tax Exempt Intermediate Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
   Dreyfus New York Tax Exempt Intermediate Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
   (A) PORTFOLIO VALUATION: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Management Fee and Other Transactions With Affiliates:
   (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on

Dreyfus New York Tax Exempt Intermediate Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

borrowings and extraordinary expenses,
exceed 11/2% of the average value of the Fund's average net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager has undertaken from June 1, 1996 through May 31, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $280,401 for the period ended November 30, 1996.
   (B) Under the Service Plan (the "Plan") adopted pursuant to rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period ended November 30, 1996, $457,497 was charged to the Fund pursuant to the Plan.
   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $7,042 for the period ended November 30, 1996.
   (C) Each trustee who is not an "affiliated person" as defined in the Act, receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
      (d) A 1.00% redemption fee is charged on certain redemptions of Fund shares (including redemptions through the Exchange Privilege service) where the redemption or exchange occurs within a fifteen day period following the date of issuance.

NOTE 3--Securities Transactions:
   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1996 amounted to $65,550,637 and $70,931,559, respectively.
   At November 30, 1996, accumulated net unrealized appreciation on investments was $14,043,942, consisting of $14,171,182 gross unrealized appreciation and $127,240 gross unrealized depreciation.
   At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus New York Tax Exempt
Intermediate Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                     705SA9611